UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2008

BEST ENERGY SERVICES, INC.
(Exact name of registrant specified in its charter)
Nevada	333-142350	02-0789714
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1010 Lamar Street, 12th Floor, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code: (713) 933-2600

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On March 14, 2008, the Company issued a press release announcing a conference call for its stockholders to be held on March 18,2008  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release dated March 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST ENERGY SERVICES, INC

Date:	March 14, 2008	By:	/s/ Larry W. Hargrave
Name: Larry W. Hargrave Title: Chief Executive Officer